                        SUPPLEMENT DATED MARCH 22, 2004
                                      TO
                    SALOMON BROTHERS OPPORTUNITY FUND INC.
                               PROSPECTUS DATED
                               DECEMBER 29, 2003

   Effective March 22, 2004, the following text supplements the Prospectus section entitled "Other Things to Know About Share Transactions":

   The distributor and/or its affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

   The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include the fund's distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.


SAM0573